[LOGO] Merrill Lynch  Investment Managers

Semi-Annual Report

January 31, 2002

Merrill Lynch
Florida Municipal
Bond Fund

www.mlim.ml.com

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2002

DEAR SHAREHOLDER

The Municipal Market Environment

Throughout most of the six-month period ended January 31, 2002, long-term fixed-income interest rates exhibited considerable volatility. During the period, long-term US Treasury bond yields registered slight declines while long-term municipal bond yields were largely unchanged. From early summer through early September 2001, fixed-income yields generally declined. Weak economic growth, exemplified by declines in industrial production and large losses in employment, easily outweighed modest strength in consumer confidence and spending. Consensus was that a meaningful US economic recovery was unlikely before early 2002. Consequently, US equity markets remained under pressure and fixed-income instruments benefited. By the end of August 2001, the Federal Reserve Board had lowered its target for short-term interest rates to 3.50%, cutting interest rates by 300 basis points (3.00%) during the first eight months of 2001.

By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. Immediately following the tragedy of the World Trade Center and Pentagon attacks, however, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product growth was reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the terrorist attacks, just prior to the reopening of the stock exchanges. This marked the eighth time in 2001 that the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities, promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the recent attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped support higher bond prices as investors sought the safe haven of US Treasury obligations. At the end of October, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields declined to 4.87%, falling more than 50 basis points in October 2001. Despite additional decreases in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that a US economic recovery was far more imminent than had been expected earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose to approximately 5.45%.

During January 2002, economic indicators were mixed and fixed-income bond yields remained volatile. The January index of leading economic conditions rose for the third consecutive month signaling that US economic activity is likely to expand later this

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2002

year. However, employment trends, especially in manufacturing, remained weak, suggesting that recent increases in consumer confidence and spending were fragile. In late January 2002, fourth quarter 2001 gross domestic product growth was initially estimated at 0.2%, reflecting only modest improvement of negative growth from the third quarter of 2001. At month end, the Federal Reserve Board ceased its aggressive series of interest rate reductions by maintaining its overnight interest rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, it was still possible that earlier economic weakness could return should consumer spending decline. At the end of January 2002, long-term US Treasury bond yields stood at 5.43%, a decline of approximately 10 basis points during the past six months.

The municipal bond market displayed a very similar pattern during the January period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields declined in conjunction with US Treasury bond yields for the remainder of the six-month period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. As measured by the Bond Buyer Revenue Bond Index, at the end of October 2001, long-term municipal bond yields stood at 5.23%, declining approximately 20 basis points during October.

Similar to its taxable counterpart, the long-term municipal bond market also was unable to maintain the improvements made in September and October 2001. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during the last three months of the period also put upward pressure on municipal bond yields. By the end of January 2002, long-term tax-exempt revenue bond yields rose to approximately 5.45%. During the last six months, tax-exempt bond yields rose less than five basis points.

Interest rates appear likely to remain near current levels in early 2002 as US economic conditions are expected to remain weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of 2001 can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.

Portfolio Strategy

During the six-month period ended January 31, 2002, we maintained a neutral position for the Fund relative to the municipal bond market. We continued our strategy of seeking to reduce the Fund's volatility by selling interest rate-sensitive issues. With the proceeds, we purchased bonds maturing in the 15-year-20-year range. During the last three months, more than $2.8 billion of long-term tax-exempt bonds was issued in Florida, which was slightly less than the $3 billion in tax-exempt debt issued during the same period

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2002

last year. As a result, retail and institutional demand was strong. At this time, we expect to remain fully invested in an effort to enhance shareholder income.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Florida Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President

March 5, 2002

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Joseph L. May, Trustee and Vincent R. Giordano, Senior Vice President of Merrill Lynch Florida Municipal Bond Fund, have recently retired. The Fund's Board of Trustees wishes Messrs. May and Giordano well in their retirements.

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2002

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing to 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                               Ten Years/
                                                               6-Month         12-Month     Since Inception     Standardized
As of January 31, 2002                                      Total Return     Total Return     Total Return      30-Day Yield
============================================================================================================================
ML Florida Municipal Bond Fund Class A Shares                   +1.88%           +5.80%          +75.63%            4.83%
----------------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class B Shares                   +1.62            +5.27           +66.97             4.53
----------------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class C Shares                   +1.57            +5.27           +47.84             4.42
----------------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class D Shares                   +1.83            +5.80           +53.39             4.73
============================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten year/since inception dates are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2002

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                           % Return Without       % Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 12/31/01                          +4.74%                +0.55%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                        +4.93                 +4.08
--------------------------------------------------------------------------------
Ten Years Ended 12/31/01                         +5.62                 +5.19
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                  % Return            % Return
                                                Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/01                            +4.21%              +0.23%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                          +4.41               +4.41
--------------------------------------------------------------------------------
Ten Years Ended 12/31/01                           +5.09               +5.09
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                  % Return            % Return
                                                Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/01                             +4.11%              +3.11%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                           +4.30               +4.30
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/01                                    +5.38               +5.38
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                             % Return Without     % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 12/31/01                           +4.64%              +0.45%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                         +4.81               +3.96
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/01                                  +5.92               +5.32
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's       Face
Ratings  Ratings      Amount                                       Issue                                                    Value
----------------------------------------------------------------------------------------------------------------------------------
Florida--96.3%
----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa       $ 1,095   Altamonte Springs, Florida, Health Facilities Authority, Hospital Revenue Bonds
                               (Adventist Health Systems--Sunbelt), 7% due 10/01/2014 (e)(g)                               $ 1,346
----------------------------------------------------------------------------------------------------------------------------------
NR*        NR*         1,315   Arbor Greene, Florida, Community Development District, Special Assessment
                               Revenue Bonds, 6.50% due 5/01/2007                                                            1,332
----------------------------------------------------------------------------------------------------------------------------------
NR*        NR*           855   Brooks of Bonita Springs II, Florida, Community Development District, Capital
                               Improvement Revenue Bonds, Series B, 6.60% due 5/01/2007                                        868
----------------------------------------------------------------------------------------------------------------------------------
                               Broward County, Florida, HFA, M/F Housing Revenue Refunding Bonds
                               (Lakeside Apartments Project) (d):
AAA        NR*         1,100     6.90% due 8/01/2015                                                                         1,172
AAA        NR*         1,100     7% due 2/01/2025                                                                            1,167
----------------------------------------------------------------------------------------------------------------------------------
AA-        A3          5,000   Broward County, Florida, Resource Recovery Revenue Refunding Bonds
                               (Wheelabrator South Broward), Series A, 5.375% due 12/01/2009                                 5,259
----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         1,140   Celebration Community Development District, Florida (Special Assessment),
                               6% due 5/01/2010 (c)                                                                          1,235
----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         7,000   Charlotte County, Florida, Health Care Facilities Revenue Refunding Bonds
                               (Bon Secours Health System), RIB, 10.418% due 8/26/2027 (g)(h)                                7,446
----------------------------------------------------------------------------------------------------------------------------------
BBB+       A2          7,715   Citrus County, Florida, PCR, Refunding (Florida Power Company--Crystal River),
                               Series A, 6.625% due 1/01/2027                                                                7,881
----------------------------------------------------------------------------------------------------------------------------------
NR*        Aaa         1,690   Clay County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County), AMT,
                               6.30% due 10/01/2020 (d)(f)                                                                   1,798
----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa        12,000   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT,
                               7% due 4/01/2028 (d)(f)                                                                      12,660
----------------------------------------------------------------------------------------------------------------------------------
NR*        Aaa         1,070   Escambia County, Florida, Health Facilities Authority, Health Facility Revenue Bonds,
                               DRIVERS, Series 159, 10.307% due 7/01/2020 (b)(h)                                             1,272
----------------------------------------------------------------------------------------------------------------------------------
BBB        Baa2       11,620   Escambia County, Florida, PCR (Champion International Corporation Project),
                               AMT, 6.90% due 8/01/2022                                                                     12,101
----------------------------------------------------------------------------------------------------------------------------------
BBB        Baa2        1,500   Escambia County, Florida, PCR, Refunding (Champion International Corporation Project),
                               6.95% due 11/01/2007                                                                          1,562
----------------------------------------------------------------------------------------------------------------------------------
NR*        NR*           625   Fleming Is Plantation, Florida, Community Development District, Special Assessment
                               Bonds, Series A, 6.30% due 2/01/2005                                                            631
----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Florida Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount                                        Issue                                                       Value
----------------------------------------------------------------------------------------------------------------------------------
Florida (continued)
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa     $ 3,675   Florida HFA Homeowner Mortgage Revenue Bonds, AMT, Series 3,
                           6.35% due 7/01/2028 (c)                                                                         $ 3,877
----------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       5,210   Florida HFA, Revenue Bonds, DRIVERS, AMT, Series 189, 12.38% due 2/01/2035 (b)(h)                 5,811
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,250   Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 10,
                           5.50% due 7/01/2017 (g)                                                                           1,289
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,900   Florida Housing Finance Corporation, Homeowner Mortgage Revenue Refunding Bonds,
                           AMT, Series 4, 6.25% due 7/01/2022 (g)                                                            2,013
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,445   Florida Municipal Loan Council Revenue Bonds, Series A, 5.25% due 11/01/2018                      1,480
----------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       5,000   Florida State Board of Education, Lottery Revenue Bonds, DRIVERS, Series 222,
                           10.94% due 7/01/2017 (h)(i)                                                                       6,232
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aa2       2,500   Florida State Board of Education, Public Education, GO, Refunding, Series D,
                           5.75% due 6/01/2022 (g)                                                                           2,661
----------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       2,500   Florida State Turnpike Authority, Turnpike Revenue Bonds, DRIVERS, Series 218,
                           10.94% due 7/01/2029 (h)(i)                                                                       3,060
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,915   Gulf Breeze, Florida, Miami Beach Local Government Revenue Bonds, Series C,
                           5% due 12/01/2015 (i)                                                                             1,963
----------------------------------------------------------------------------------------------------------------------------------
NR*      NR*       1,000   Heritage Isles, Florida, Community Development District, BAN, 6.50% due 2/01/2002                   999
----------------------------------------------------------------------------------------------------------------------------------
NR*      NR*         950   Heritage Palms, Florida, Community Development District, Capital Improvement Revenue
                           Bonds, 6.25% due 11/01/2004                                                                         954
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Hillsborough County, Florida, School District Sales Tax Revenue Bonds,
                           5.375% due 10/01/2016                                                                             1,047
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,055   Indian River County, Florida, Spring Training Facility Revenue Bonds, 5.25% due 4/01/2017         1,084
----------------------------------------------------------------------------------------------------------------------------------
NR*      NR*         985   Indigo, Florida, Community Development District, Capital Improvement Revenue
                           Refunding Bonds, Series B, 6.40% due 5/01/2006                                                      994
----------------------------------------------------------------------------------------------------------------------------------
                           Jacksonville, Florida, Economic Development Commission, Health Care Facilities
                           Revenue Bonds (Mayo Clinic--Jacksonville):
AA       Aa2       1,000     Series A, 5.50% due 11/15/2036                                                                    996
AA       Aa2       2,000     Series B, 5.50% due 11/15/2036                                                                  1,992
----------------------------------------------------------------------------------------------------------------------------------
AA       Aa2       2,800   Jacksonville, Florida, Electric Authority, Electric System Revenue Bonds, Series 3-C,
                           5.50% due 10/01/2030                                                                              2,838
----------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       4,920   Jacksonville, Florida, Electric Authority, Electric System Revenue Refunding Bonds,
                           Series Three, 6% due 10/01/2025 (c)                                                               5,222
----------------------------------------------------------------------------------------------------------------------------------
NR*      VMIG1@    1,000   Jacksonville, Florida, Health Facilities Authority, Hospital Revenue Refunding Bonds
                           (Genesis Rehabilitation Hospital), VRDN, 1.50% due 5/01/2021 (a)                                  1,000
----------------------------------------------------------------------------------------------------------------------------------
NR*      NR*       1,690   Lexington Oaks, Florida, Community Development District, Special Assessment
                           Revenue Bonds, Series B, 6.70% due 5/01/2007                                                      1,726
----------------------------------------------------------------------------------------------------------------------------------
A1       VMIG1@      300   Martin County, Florida, PCR, Refunding (Florida Power & Light Company Project), VRDN,
                           1.45% due 7/15/2022 (a)                                                                             300
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       9,500   Miami--Dade County, Florida, Expressway Authority, Toll System Revenue Bonds,
                           6.375% due 7/01/2010 (i)(j)                                                                      11,115
----------------------------------------------------------------------------------------------------------------------------------
                           Miami--Dade County, Florida, School Board COP, Series C (g):
AAA      Aaa       1,410     5.50% due 10/01/2014                                                                            1,515
AAA      Aaa         265     5.50% due 10/01/2015                                                                              283
AAA      Aaa         945     5.50% due 10/01/2016                                                                            1,002
AAA      Aaa       1,510     5.50% due 10/01/2018                                                                            1,585
----------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount                                       Issue                                                       Value
----------------------------------------------------------------------------------------------------------------------------------
Florida (concluded)
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa     $ 6,500   Orange County, Florida, Tourist Development, Tax Revenue Bonds,
                           5.50% due 10/01/2031 (b)                                                                       $  6,684
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aa1       2,425   Palm Beach County, Florida, GO (Land Acquisition Program), Series A,
                           5.50% due 6/01/2016                                                                               2,572
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,050   Palm Beach County, Florida, School Board COP, Series A, 6% due 8/01/2010 (i)(j)                   2,343
----------------------------------------------------------------------------------------------------------------------------------
NR*      NR*         500   Park Place Community Development District, Florida, Special Assessment Revenue Bonds,
                           6.75% due 5/01/2032                                                                                 480
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,080   Pasco County, Florida, Health Facilities Authority, Gross Revenue Bonds (Adventist
                           Health System--Sunbelt), 7% due 10/01/2014 (e)                                                    2,537
----------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       1,025   Pembroke Pines, Florida, Charter School Revenue Bonds, Series A, 5.25% due 7/01/2017 (c)          1,056
----------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       1,750   Pembroke Pines, Florida, Public Improvement Revenue Bonds, 5.50% due 10/01/2016 (b)               1,865
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Plant City, Florida, Utility System Revenue Refunding and Improvement Bonds,
                           6% due 10/01/2015 (c)                                                                             2,278
----------------------------------------------------------------------------------------------------------------------------------
                           Saint John's County, Florida, IDA, IDR, Refunding (Professional Golf Project) (c):
AAA      Aaa       1,145     5.50% due 9/01/2013                                                                             1,245
AAA      Aaa       1,210     5.50% due 9/01/2014                                                                             1,307
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,680   Seminole County, Florida, Sales Tax Revenue bonds, 5.375% due 10/01/2018 (i)                      1,744
----------------------------------------------------------------------------------------------------------------------------------
NR*      NR*       1,055   Stoneybrook West, Florida, Community Development District, Special Assessment
                           Revenue Bonds, Series B, 6.45% due 5/01/2010                                                      1,065
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,750   Sunrise, Florida, Utility System Revenue Refunding Bonds, 5% due 10/01/2028 (b)                   3,702
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,850   Tampa Bay, Florida, Water Utility System Revenue Bonds, 5.625% due 10/01/2011 (i)(j)              2,062
----------------------------------------------------------------------------------------------------------------------------------
NR*      Aa1       1,000   Winter Park, Florida, GO, 5.25% due 7/01/2018                                                     1,022
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--4.8%
----------------------------------------------------------------------------------------------------------------------------------
A        Baa1      4,000   Puerto Rico Commonwealth Highway and Transportation Authority, Transportation
                           Revenue Bonds, Series D, 5.75% due 7/01/2041                                                      4,175
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         550   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series AA,
                           5.375% due 7/01/2027 (c)   561
----------------------------------------------------------------------------------------------------------------------------------
A-       Baa3      2,900   Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds,
                           Series E, 5.75% due 8/01/2030                                                                     2,949
----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$154,700)--101.1%                                                                                 160,415
Liabilities in Excess of Other Assets--(1.1%)                                                                               (1,769)
                                                                                                                          --------
Net Assets--100.0%                                                                                                        $158,646
                                                                                                                          ========
----------------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FNMA Collateralized.
(e)   Escrowed to maturity.
(f)   GNMA Collateralized.
(g)   FSA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(i)   FGIC Insured.
(j)   Prerefunded.
 *    Not Rated.
 @    Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2002

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2002

Assets:            Investments, at value (identified cost--$154,699,884) .........................                    $ 160,415,365
                   Cash ..........................................................................                           79,835
                   Receivables:
                     Interest ....................................................................     $ 2,582,350
                     Securities sold .............................................................         921,809
                     Beneficial interest sold ....................................................         214,935        3,719,094
                                                                                                       -----------
                   Prepaid expenses and other assets .............................................                           11,246
                                                                                                                      -------------
                   Total assets ..................................................................                      164,225,540
                                                                                                                      -------------
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:       Payables:
                     Securities purchased ........................................................       5,216,986
                     Dividends to shareholders ...................................................         191,626
                     Investment adviser ..........................................................          76,877
                     Distributor .................................................................          41,193
                     Beneficial interest redeemed ................................................          38,304        5,564,986
                                                                                                       -----------
                   Accrued expenses and other liabilities ........................................                           15,040
                                                                                                                      -------------
                   Total liabilities .............................................................                        5,580,026
                                                                                                                      -------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:        Net assets ....................................................................                    $ 158,645,514
                                                                                                                      =============
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets         Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:        shares authorized .............................................................                    $     270,029
                   Class B Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized .............................................................                          803,284
                   Class C Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized .............................................................                           86,818
                   Class D Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized .............................................................                          415,548
                   Paid-in capital in excess of par ..............................................                      168,632,152
                   Accumulated realized capital losses on investments--net .......................                      (17,277,798)
                   Unrealized appreciation on investments--net ...................................                        5,715,481
                                                                                                                      -------------
                   Net assets ....................................................................                    $ 158,645,514
                                                                                                                      =============
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:   Class A--Based on net assets of $27,201,746 and 2,700,293 shares
                   of beneficial interest outstanding ............................................                    $       10.07
                                                                                                                      =============
                   Class B--Based on net assets of $80,921,714 and 8,032,836 shares
                   of beneficial interest outstanding ............................................                    $       10.07
                                                                                                                      =============
                   Class C--Based on net assets of $8,730,550 and 868,181 shares
                   of beneficial interest outstanding ............................................                    $       10.06
                                                                                                                      =============
                   Class D--Based on net assets of $41,791,504 and 4,155,477 shares
                   of beneficial interest outstanding ............................................                    $       10.06
                                                                                                                      =============
-----------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2002

Statement of Operations

                                                                                              For the Six Months Ended
                                                                                                      January 31, 2002
----------------------------------------------------------------------------------------------------------------------
Investment Income:   Interest .....................................................                        $ 4,777,478
----------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees .....................................      $   450,321
                     Account maintenance and distribution fees--Class B ...........          212,006
                     Accounting services ..........................................           54,982
                     Professional fees ............................................           39,610
                     Account maintenance and distribution fees--Class C ...........           27,234
                     Printing and shareholder reports .............................           22,687
                     Transfer agent fees--Class B .................................           20,769
                     Account maintenance fees--Class D ............................           20,583
                     Transfer agent fees--Class D .................................            8,688
                     Trustees' fees and expenses ..................................            7,927
                     Transfer agent fees--Class A .................................            6,059
                     Registration fees ............................................            5,168
                     Custodian fees ...............................................            4,930
                     Pricing fees .................................................            4,541
                     Transfer agent fees--Class C .................................            2,160
                     Other ........................................................            5,398
                                                                                         -----------
                     Total expenses ...............................................                            893,063
                                                                                                           -----------
                     Investment income--net .......................................                          3,884,415
                                                                                                           -----------
----------------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net ............................                            629,844
Unrealized           Change in unrealized appreciation on investments--net ........                         (1,727,163)
Gain (Loss) on                                                                                             -----------
Investments--Net:    Net Increase in Net Assets Resulting from Operations .........                        $ 2,787,096
                                                                                                           ===========
----------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2002

Statements of Changes in Net Assets

                                                                                             For the Six         For the
                                                                                             Months Ended      Year Ended
                                                                                              January 31,        July 31,
Increase (Decrease) in Net Assets:                                                               2002              2001
--------------------------------------------------------------------------------------------------------------------------
Operations:            Investment income--net ........................................       $  3,884,415     $  7,655,548
                       Realized gain on investments--net .............................            629,844        4,978,561
                       Change in unrealized appreciation on investments--net .........         (1,727,163)       1,803,666
                                                                                             ------------     ------------
                       Net increase in net assets resulting from operations ..........          2,787,096       14,437,775
                                                                                             ------------     ------------
--------------------------------------------------------------------------------------------------------------------------
Dividends &            Investment income--net:
Distributions to         Class A .....................................................           (726,869)      (1,501,772)
Shareholders:            Class B .....................................................         (1,933,094)      (4,326,306)
                         Class C .....................................................           (202,369)        (393,745)
                         Class D .....................................................         (1,022,083)      (1,433,725)
                       In excess of realized gain on investments--net:
                         Class A .....................................................                 --          (19,017)
                         Class B .....................................................                 --          (61,566)
                         Class C .....................................................                 --           (5,742)
                         Class D .....................................................                 --          (17,760)
                                                                                             ------------     ------------
                       Net decrease in net assets resulting from dividends
                       and distributions to shareholders .............................         (3,884,415)      (7,759,633)
                                                                                             ------------     ------------
--------------------------------------------------------------------------------------------------------------------------
Beneficial Interest    Net decrease in net assets derived from beneficial
Transactions:          interest transactions .........................................         (3,417,086)      (8,041,322)
                                                                                             ------------     ------------
--------------------------------------------------------------------------------------------------------------------------
Net Assets:            Total decrease in net assets ..................................         (4,514,405)      (1,363,180)
                       Beginning of period ...........................................        163,159,919      164,523,099
                                                                                             ------------     ------------
                       End of period .................................................       $158,645,514     $163,159,919
                                                                                             ============     ============
--------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2002

Financial Highlights

                                                                                                   Class A
                                                                        -----------------------------------------------------------
The following per share data and ratios have been derived               For the Six                       For the
from information provided in the financial statements.                  Months Ended                Year Ended July 31,
                                                                         January 31,   --------------------------------------------
Increase (Decrease) in Net Asset Value:                                     2002         2001        2000        1999       1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ..............    $  10.14     $   9.73    $  10.08    $  10.41    $  10.37
Operating                                                                 --------     --------    --------    --------    --------
Performance:       Investment income--net ............................         .26          .51         .50         .50         .53
                   Realized and unrealized gain (loss) on
                   investments--net ..................................        (.07)         .42        (.35)       (.33)        .04
                                                                          --------     --------    --------    --------    --------
                   Total from investment operations ..................         .19          .93         .15         .17         .57
                                                                          --------     --------    --------    --------    --------
                   Less dividends and distributions:
                     Investment income--net ..........................        (.26)        (.51)       (.50)       (.50)       (.53)
                     In excess of realized gain on
                     investments--net ................................          --         (.01)         --          --          --
                                                                          --------     --------    --------    --------    --------
                   Total dividends and distributions .................        (.26)        (.52)       (.50)       (.50)       (.53)
                                                                          --------     --------    --------    --------    --------
                   Net asset value, end of period ....................    $  10.07     $  10.14    $   9.73    $  10.08    $  10.41
                                                                          ========     ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ................       1.88%+       9.71%       1.66%       1.57%       5.61%
Return:**                                                                 ========     ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses ..........................................        .77%*        .76%        .70%        .72%        .69%
Net Assets:                                                               ========     ========    ========    ========    ========
                   Investment income--net ............................       5.06%*       5.10%       5.17%       4.80%       5.06%
                                                                          ========     ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) ..........    $ 27,202     $ 29,053    $ 30,242    $ 38,214    $ 44,173
Data:                                                                     ========     ========    ========    ========    ========
                   Portfolio turnover ................................      26.00%       81.27%      79.33%     120.54%     101.75%
                                                                          ========     ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------

       *    Annualized.
      **    Total investment returns exclude the effects of sales charges.
       +    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2002

Financial Highlights (continued)

                                                                                                Class B
                                                                    -----------------------------------------------------------
The following per share data and ratios have been derived           For the Six                      For the
from information provided in the financial statements.              Months Ended               Year Ended July 31,
                                                                     January 31,  ---------------------------------------------
Increase (Decrease) in Net Asset Value:                                 2002        2001         2000        1999        1998
-------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ........    $  10.14    $   9.73     $  10.08    $  10.41    $  10.37
Operating                                                             --------    --------     --------    --------    --------
Performance:         Investment income--net ......................         .23         .46          .45         .45         .47
                     Realized and unrealized gain (loss) on
                     investments--net ............................        (.07)        .42         (.35)       (.33)        .04
                                                                      --------    --------     --------    --------    --------
                     Total from investment operations ............         .16         .88          .10         .12         .51
                                                                      --------    --------     --------    --------    --------
                     Less dividends and distributions:
                       Investment income--net ....................        (.23)       (.46)        (.45)       (.45)       (.47)
                       In excess of realized gain on
                       investments--net ..........................          --        (.01)          --          --          --
                                                                      --------    --------     --------    --------    --------
                     Total dividends and distributions ...........        (.23)       (.47)        (.45)       (.45)       (.47)
                                                                      --------    --------     --------    --------    --------
                     Net asset value, end of period ..............    $  10.07    $  10.14     $   9.73    $  10.08    $  10.41
                                                                      ========    ========     ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ..........       1.62%+      9.16%        1.14%       1.06%       5.07%
Return:**                                                             ========    ========     ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ....................................       1.28%*      1.26%        1.20%       1.23%       1.20%
Net Assets:                                                           ========    ========     ========    ========    ========
                     Investment income--net ......................       4.56%*      4.59%        4.66%       4.29%       4.55%
                                                                      ========    ========     ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ....    $ 80,922    $ 86,433     $100,059    $133,276    $143,496
Data:                                                                 ========    ========     ========    ========    ========
                     Portfolio turnover ..........................      26.00%      81.27%       79.33%     120.54%     101.75%
                                                                      ========    ========     ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------------

       *    Annualized.
      **    Total investment returns exclude the effects of sales charges.
       +    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2002

Financial Highlights (continued)

                                                                                                 Class C
                                                                      ------------------------------------------------------------
The following per share data and ratios have been derived             For the Six                       For the
from information provided in the financial statements.                Months Ended                Year Ended July 31,
                                                                       January 31,    ---------------------------------------------
Increase (Decrease) in Net Asset Value:                                   2002         2001        2000        1999        1998
----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .........     $  10.13     $   9.71    $  10.06    $  10.39     $  10.35
Operating                                                               --------     --------    --------    --------     --------
Performance:         Investment income--net .......................          .23          .44         .44         .43          .46
                     Realized and unrealized gain (loss) on
                     investments--net .............................         (.07)         .43        (.35)       (.33)         .04
                                                                        --------     --------    --------    --------     --------
                     Total from investment operations .............          .16          .87         .09         .10          .50
                                                                        --------     --------    --------    --------     --------
                     Less dividends and distributions:
                       Investment income--net .....................         (.23)        (.44)       (.44)       (.43)        (.46)
                       In excess of realized gain on
                       investments--net ...........................           --         (.01)         --          --           --
                                                                        --------     --------    --------    --------     --------
                     Total dividends and distributions ............         (.23)        (.45)       (.44)       (.43)        (.46)
                                                                        --------     --------    --------    --------     --------
                     Net asset value, end of period ...............     $  10.06     $  10.13    $   9.71    $  10.06     $  10.39
                                                                        ========     ========    ========    ========     ========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...........        1.57%+       9.17%       1.04%        .95%        4.97%
Return:**                                                               ========     ========    ========    ========     ========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .....................................        1.37%*       1.36%       1.30%       1.33%        1.30%
Net Assets:                                                             ========     ========    ========    ========     ========
                     Investment income--net .......................        4.46%*       4.49%       4.57%       4.19%        4.44%
                                                                        ========     ========    ========    ========     ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) .....     $  8,731     $  9,110    $  8,497    $ 10,897     $  8,900
Data:                                                                   ========     ========    ========    ========     ========
                     Portfolio turnover ...........................       26.00%       81.27%      79.33%     120.54%      101.75%
                                                                        ========     ========    ========    ========     ========
----------------------------------------------------------------------------------------------------------------------------------

       *    Annualized.
      **    Total investment returns exclude the effects of sales charges.
       +    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2002

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                               Class D
                                                                    -------------------------------------------------------------
The following per share data and ratios have been derived            For the Six                      For the
from information provided in the financial statements.              Months Ended                Year Ended July 31,
                                                                     January 31,   ----------------------------------------------
Increase (Decrease) in Net Asset Value:                                 2002          2001         2000        1999        1998
---------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period .........   $  10.13      $    9.71     $  10.06    $  10.39    $  10.35
Operating                                                            --------      ---------     --------    --------    --------
Performance:        Investment income--net .......................        .25            .49          .49         .49         .52
                    Realized and unrealized gain (loss) on
                    investments--net .............................       (.07)           .43         (.35)       (.33)        .04
                                                                     --------      ---------     --------    --------    --------
                    Total from investment operations .............        .18            .92          .14         .16         .56
                                                                     --------      ---------     --------    --------    --------
                    Less dividends and distributions:
                      Investment income--net .....................       (.25)          (.49)        (.49)       (.49)       (.52)
                      In excess of realized gain on
                      investments--net ...........................         --           (.01)          --          --          --
                                                                     --------      ---------     --------    --------    --------
                    Total dividends and distributions ............       (.25)          (.50)        (.49)       (.49)       (.52)
                                                                     --------      ---------     --------    --------    --------
                    Net asset value, end of period ...............   $  10.06      $   10.13     $   9.71    $  10.06    $  10.39
                                                                     ========      =========     ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share ...........      1.83%+         9.72%        1.55%       1.46%       5.51%
Return:**                                                            ========      =========     ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses .....................................       .87%*          .86%         .80%        .82%        .79%
Net Assets:                                                          ========      =========     ========    ========    ========
                    Investment income--net .......................      4.97%*         4.99%        5.07%       4.69%       4.95%
                                                                     ========      =========     ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of period (in thousands) .....   $ 41,791      $  38,564     $ 25,725    $ 37,713    $ 24,268
Data:                                                                ========      =========     ========    ========    ========
                    Portfolio turnover ...........................     26.00%         81.27%       79.33%     120.54%     101.75%
                                                                     ========      =========     ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------------

       *    Annualized.
      **    Total investment returns exclude the effects of sales charges.
       +    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Florida Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2002

are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class B .......................................      .25%               .25%
Class C .......................................      .25%               .35%
Class D .......................................      .10%                --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                              FAMD        MLPF&S
--------------------------------------------------------------------------------
Class A .......................................              $  154      $ 1,536
Class D .......................................              $1,367      $14,898
--------------------------------------------------------------------------------

For the six months ended January 31, 2002, MLPF&S received contingent deferred sales charges of $18,729 and $477 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $902 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended January 31, 2002, the Fund reimbursed FAM $5,601 for certain accounting services.

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2002 were $41,065,820 and $42,768,858, respectively.

Net realized gains for the six months ended January 31, 2002 and net unrealized gains as of January 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                    Gains               Gains
--------------------------------------------------------------------------------
Long-term investments ..................           $629,844           $5,715,481
                                                   --------           ----------
Total ..................................           $629,844           $5,715,481
                                                   ========           ==========
--------------------------------------------------------------------------------

As of January 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $5,715,481, of which $5,913,272 related to appreciated securities and $197,791 related to depreciated securities. The aggregate cost of investments at January 31, 2002 for Federal income tax purposes was $154,699,884.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $3,417,086 and $8,041,322 for the six months ended January 31, 2002 and for the year ended July 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended January 31, 2002                             Shares              Amount
-------------------------------------------------------------------------------
Shares sold .............................           53,375          $   543,385
Shares issued to shareholders
in reinvestment of dividends ............           36,786              372,755
                                                ----------          -----------
Total issued ............................           90,161              916,140
Shares redeemed .........................         (254,175)          (2,578,158)
                                                ----------          -----------
Net decrease ............................         (164,014)         $(1,662,018)
                                                ==========          ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2001                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold .............................          247,768          $ 2,469,625
Shares issued to shareholders
in reinvestment of dividends
and distributions .......................           75,051              745,279
                                                ----------          -----------
Total issued ............................          322,819            3,214,904
Shares redeemed .........................         (567,179)          (5,624,229)
                                                ----------          -----------
Net decrease ............................         (244,360)         $(2,409,325)
                                                ==========          ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended January 31, 2002                             Shares              Amount
-------------------------------------------------------------------------------
Shares sold .............................          618,473          $ 6,281,046
Shares issued to shareholders
in reinvestment of dividends ............           72,444              734,030
                                                ----------          -----------
Total issued ............................          690,917            7,015,076
Automatic conversion
of shares ...............................         (612,021)          (6,233,240)
Shares redeemed .........................         (567,396)          (5,748,425)
                                                ----------          -----------
Net decrease ............................         (488,500)         $(4,966,589)
                                                ==========          ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2001                               Shares               Amount
-------------------------------------------------------------------------------
Shares sold ............................         1,290,064         $ 12,847,483
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................           157,264            1,561,642
                                                ----------         ------------
Total issued ...........................         1,447,328           14,409,125
Automatic conversion
of shares ..............................        (1,014,598)         (10,159,916)
Shares redeemed ........................        (2,196,766)         (21,736,545)
                                                ----------         ------------
Net decrease ...........................        (1,764,036)        $(17,487,336)
                                                ==========         ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended January 31, 2002                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................           168,461         $  1,707,316
Shares issued to shareholders
in reinvestment of dividends ...........             8,795               88,936
                                                ----------         ------------
Total issued ...........................           177,256            1,796,252
Shares redeemed ........................          (208,821)          (2,118,080)
                                                ----------         ------------
Net decrease ...........................           (31,565)        $   (321,828)
                                                ==========         ============
-------------------------------------------------------------------------------

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2002

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2001                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................           172,832         $  1,717,827
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            16,067              159,298
                                                ----------         ------------
Total issued ...........................           188,899            1,877,125
Shares redeemed ........................          (164,059)          (1,627,013)
                                                ----------         ------------
Net increase ...........................            24,840         $    250,112
                                                ==========         ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Six Months                                      Dollar
Ended January 31, 2002                             Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................           146,110         $  1,468,274
Automatic conversion
of shares ..............................           613,041            6,233,240
Shares issued to shareholders
in reinvestment of dividends ...........            25,182              254,571
                                                ----------         ------------
Total issued ...........................           784,333            7,956,085
Shares redeemed ........................          (437,141)          (4,422,736)
                                                ----------         ------------
Net increase ...........................           347,192         $  3,533,349
                                                ==========         ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 2001                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................           637,328         $  6,357,069
Automatic conversion
of shares ..............................         1,015,892           10,159,916
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            38,556              382,657
                                                ----------         ------------
Total issued ...........................         1,691,776           16,899,642
Shares redeemed ........................          (532,309)          (5,294,415)
                                                ----------         ------------
Net increase ...........................         1,159,467         $ 11,605,227
                                                ==========         ============
-------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended January 31, 2002.

6. Capital Loss Carryforward:

At July 31, 2001, the Fund had a capital loss carryforward of approximately $16,905,000, of which $9,379,000 expires in 2003, $2,276,000 expires in 2004,
$4,132,000 expires in 2008 and $1,118,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

[LOGO] Merrill Lynch  Investment Managers

                                [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Florida Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper              #16031--1/02